SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                                October 21, 2004
                Date of Report (Date of earliest event reported)


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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

      California                        0-21970                   7-0097724
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

         2061 Stierlin Court
      Mountain View, California                                 94043-4655
(Address of principal executive offices)                        (Zip Code)

            (650) 318-4200 (Registrant's telephone number, including
                              area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          Exhibit Number                            Description
          ----------------               -------------------------------------
          99.1                           Press release dated October 21, 2004.



Item 12. Disclosure of Results of Operations and Financial Condition.

     On October 21, 2004, Actel Corporation announced its financial results for the quarter ended October 3, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       ACTEL CORPORATION




             October 21, 2004                   By:      /s/ Jon A. Anderson
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                                                         Jon A. Anderson
                                                    Vice President of Finance
                                                   and Chief Financial Officer